Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED Investor Financial Supplement Second Quarter 2011 (Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital

Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill or Melissa Sheer, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; and (13) the integration of new business ventures Alterra may enter into; as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Six Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income (loss)	$32,635	$103,447	$(14,052)	$139,828	(68.5%)	(110.0%)
Net operating income [a]	39,558	58,774	14,833	99,455	(32.7%)	(85.1%)
Operating cashflow	101,796	126,981	148,705	173,781	(19.8%)	(14.4%)
Gross premiums written	563,907	398,981	1,191,755	770,120	41.3%	54.7%
Net premiums earned	348,941	293,260	728,828	487,500	19.0%	49.5%
Total assets	10,497,364	9,974,936	10,497,364	9,974,936	5.2%	5.2%
Total shareholders’ equity	2,793,081	2,926,967	2,793,081	2,926,967	(4.6%)	(4.6%)

PER SHARE
Basic earnings per share
Net income (loss)	$0.31	$1.14	$(0.13)	$1.90
Net operating income [a]	0.37	0.65	0.14	1.35
Diluted earnings per share
Net income (loss)	$0.30	$1.13	$(0.13)	$1.88
Net operating income [a]	0.37	0.64	0.14	1.33

Weighted average shares outstanding - basic	105,604,786	91,042,301	106,385,007	73,779,447
Weighted average shares outstanding - diluted	107,111,909	91,661,430	106,385,007	74,524,919
Book value per common share [b]	$26.40	$24.67	$26.40	$24.67	7.0%	7.0%
Diluted book value per share (treasury stock method) [b]	25.98	24.55	25.98	24.55	5.8%	5.8%
Diluted tangible book value per share (treasury stock method) [b]	25.44	24.04	25.44	24.04	5.8%	5.8%

RATIOS

Annualized return on average shareholders’ equity [c]	4.7%	17.8%	(1.0%)	14.3%
Annualized net operating return on average shareholders’ equity [c]	5.7%	10.1%	1.1%	10.2%

Loss ratio [d]	60.7%	54.6%	70.9%	58.6%
Acquisition cost ratio [d]	18.5%	16.6%	18.6%	15.0%
General and administrative expense ratio [d]	14.5%	12.0%	14.1%	12.6%
Combined ratio [d]	93.7%	83.3%	103.5%	86.2%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on non-hedge fund investments, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 32.
[c]	For detailed calculations see page 29.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$987,057	$1,001,051	$905,606	$925,752	$741,684
Fixed maturities, trading, at fair value	218,481	214,807	244,872	243,158	230,251
Fixed maturities, available for sale, at fair value	5,403,312	5,290,684	5,392,643	5,425,955	5,451,969
Fixed maturities, held to maturity, at amortized cost	993,691	983,207	940,104	954,623	871,651
Other investments, at fair value	350,193	357,655	378,128	411,275	436,757
Accrued interest income	70,777	69,497	75,414	73,622	67,561
Premiums receivable	870,287	809,483	588,537	664,603	780,025
Losses and benefits recoverable from reinsurers	1,058,724	1,053,223	956,115	976,819	962,442
Deferred acquisition costs	171,517	149,197	111,901	106,728	89,881
Prepaid reinsurance premiums	215,392	176,918	149,252	173,140	207,102
Trades pending settlement	9,168	—	32,393	24,364	—
Goodwill and intangible assets	58,094	58,585	59,076	60,670	60,670
Other assets	90,671	86,072	83,247	78,225	74,943

Total assets	$10,497,364	$10,250,379	$9,917,288	$10,118,934	$9,974,936

LIABILITIES
Property and casualty losses	$4,230,290	$4,185,230	$3,906,134	$3,847,366	$3,772,622
Life and annuity benefits	1,317,527	1,316,287	1,275,580	1,299,190	1,209,031
Deposit liabilities	147,428	147,424	147,612	147,212	147,727
Funds withheld from reinsurers	122,705	122,072	121,107	119,859	120,324
Unearned property and casualty premiums	1,203,024	1,065,160	905,487	1,015,831	1,090,323
Reinsurance balances payable	137,910	127,299	102,942	122,184	295,979
Accounts payable and accrued expenses	104,917	103,376	99,680	90,282	81,846
Trades pending settlement	—	19,855	—	—	39,641
Bank loans	—	—	—	—	200,000
Senior notes	440,482	440,482	440,476	440,473	90,476

Total liabilities	7,704,283	7,527,185	6,999,018	7,082,397	7,047,969

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00) 105,794,521 shares issued and outstanding	105,795	105,734	110,963	115,899	118,643
Additional paid-in capital	1,911,979	1,905,144	2,026,045	2,113,732	2,157,700
Accumulated other comprehensive income	132,218	89,233	98,946	190,325	102,718
Retained earnings	643,089	623,083	682,316	616,581	547,906

Total shareholders’ equity	2,793,081	2,723,194	2,918,270	3,036,537	2,926,967

Total liabilities and shareholders’ equity	$10,497,364	$10,250,379	$9,917,288	$10,118,934	$9,974,936

Book value per share	$26.40	$25.76	$26.30	$26.20	$24.67

Diluted book value per share (treasury stock method)	$25.98	$25.34	$25.99	$25.88	$24.55

Diluted tangible book value per share (treasury stock method) [a]	$25.44	$24.79	$25.46	$25.37	$24.04

Debt-to-capital ratio [b]	13.6%	13.9%	13.1%	12.7%	9.0%

[a]	Non-GAAP financial measure. For detailed calculations see page 32.
[b]	Calculated as debt, being bank loans and senior notes, divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010 [g]	June 30, 2009
REVENUES
Gross premiums written	$563,907	$627,848	$315,398	$325,213	$398,981	$396,509
Reinsurance premiums ceded	(136,626)	(137,357)	(77,617)	(60,611)	(79,715)	(129,669)

Net premiums written	$427,281	$490,491	$237,781	$264,602	$319,266	$266,840

Earned premiums	$443,008	$489,262	$445,683	$436,244	$391,723	$354,620
Earned premiums ceded	(94,067)	(109,375)	(103,129)	(93,812)	(98,463)	(125,835)

Net premiums earned	348,941	379,887	342,554	342,432	293,260	228,785

Net investment income	59,665	57,766	61,080	59,711	53,277	41,755
Net realized and unrealized (losses) gains on investments	(5,774)	(18,818)	9,825	15,411	(14,786)	21,472

Total other-than-temporary impairment losses	(187)	(1,124)	(3,918)	(90)	(1,167)	(5,190)
Portion of loss recognized in other comprehensive income (loss) before taxes	(166)	95	2,144	(61)	867	3,176

Net impairment losses recognized in earnings	(353)	(1,029)	(1,774)	(151)	(300)	(2,014)

Other income	591	1,315	2,862	1,327	275	974

Total revenues	403,070	419,121	414,547	418,730	331,726	290,972

LOSSES AND EXPENSES
Net losses and loss expenses	211,133	304,406	179,047	191,012	159,817	122,228
Claims and policy benefits	15,570	14,710	18,551	15,060	13,943	55,407
Acquisition costs	64,680	70,608	53,563	60,859	48,798	25,059
Interest expense	10,630	8,459	7,866	7,551	7,916	4,744
Net foreign exchange losses (gains)	3,090	(878)	(382)	3,353	(634)	(3,404)
Merger and acquisition expenses	—	—	500	550	(54,570)	4,785
General and administrative expenses	69,659	71,203	76,759	56,650	50,649	36,105

Total losses and expenses	374,762	468,508	335,904	335,035	225,919	244,924

INCOME (LOSS) BEFORE TAXES	28,308	(49,387)	78,643	83,695	105,807	46,048

Income tax (benefit) expense	(4,327)	(2,700)	(1,027)	858	2,360	2,290

NET INCOME (LOSS)	32,635	(46,687)	79,670	82,837	103,447	43,758

Change in net unrealized gains and losses on fixed maturities, net of tax	42,820	(14,586)	(87,633)	74,383	60,525	36,933
Foreign currency translation adjustment	165	4,873	(3,746)	13,224	(7,629)	20,925

COMPREHENSIVE INCOME (LOSS)	$75,620	$(56,400)	$(11,709)	$170,444	$156,343	$101,616

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	60.7%	80.2%	52.5%	56.0%	54.6%	65.1%
Acquisition cost ratio [b]	18.5%	18.6%	15.7%	17.8%	16.6%	13.0%
General and administrative expense ratio [c]	14.5%	13.8%	16.6%	12.2%	12.0%	12.7%

Combined ratio [d]	93.7%	112.5%	84.8%	86.0%	83.3%	90.8%

Net income (loss) per share	$0.31	$(0.44)	$0.70	$0.71	$1.14	$0.77
Net income (loss) per diluted share	$0.30	$(0.44)	$0.69	$0.70	$1.13	$0.76
Net operating income (loss) per share - diluted [e]	$0.37	$(0.23)	$0.66	$0.64	$0.64	$0.83
Annualized ROAE [f]	4.7%	(6.6%)	10.7%	11.1%	17.8%	13.3%
Annualized net operating ROAE [f]	5.7%	(3.5%)	10.2%	10.2%	10.1%	14.6%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 31 for calculation of net operating income per share - diluted.
[f]	Non-GAAP financial measure. See page 29 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[g]	Includes the results for Harbor Point Limited (“Harbor Point”) from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	SIX MONTHS ENDED			YEAR ENDED
	June 30, 2011	June 30, 2010 [g]	June 30, 2009	Dec. 31, 2010	Dec. 31, 2009
REVENUES
Gross premiums written	$1,191,755	$770,120	$830,782	$1,410,731	$1,375,001
Reinsurance premiums ceded	(273,983)	(232,935)	(294,048)	(371,163)	(480,481)

Net premiums written	$917,772	$537,185	$536,734	$1,039,568	$894,520

Earned premiums	$932,270	$696,720	$664,002	$1,578,647	$1,318,949
Earned premiums ceded	(203,442)	(209,220)	(244,935)	(406,161)	(484,593)

Net premiums earned	728,828	487,500	419,067	1,172,486	834,356

Net investment income	117,431	101,667	82,243	222,458	169,741
Net realized and unrealized (losses) gains on investments	(24,592)	(8,364)	39,913	16,872	81,765

Total other-than-temporary impairment losses	(1,311)	(1,865)	(5,190)	(5,873)	(5,315)
Portion of loss recognized in other comprehensive income (loss) before taxes	(71)	1,145	3,176	3,228	2,237

Net impairment losses recognized in earnings	(1,382)	(720)	(2,014)	(2,645)	(3,078)

Net realized gain on retirement of senior notes	—	—	—	—	111
Other income	1,906	619	2,280	4,808	2,903

Total revenues	822,191	580,702	541,489	1,413,979	1,085,798

LOSSES AND EXPENSES
Net losses and loss expenses	515,539	284,782	246,951	654,841	493,599
Claims and policy benefits	30,280	31,602	69,739	65,213	101,093
Acquisition costs	135,288	73,042	45,689	187,464	96,874
Interest expense	19,089	12,858	8,683	28,275	21,339
Net foreign exchange losses (gains)	2,212	(3,086)	(6,880)	(115)	(5,772)
Merger and acquisition expenses	—	(49,826)	10,008	(48,776)	(31,566)
General and administrative expenses	140,862	87,177	75,165	220,586	153,995

Total losses and expenses	843,270	436,549	449,355	1,107,488	829,562

(LOSS) INCOME BEFORE TAXES	(21,079)	144,153	92,134	306,491	256,236

Income tax (benefit) expense	(7,027)	4,325	3,837	4,156	10,021

NET (LOSS) INCOME	(14,052)	139,828	88,297	302,335	246,215

Change in net unrealized gains and losses on fixed maturities, net of tax	28,234	94,656	(29,165)	81,406	50,544
Foreign currency translation adjustment	5,038	(17,369)	24,834	(7,891)	20,286

COMPREHENSIVE INCOME	$19,220	$217,115	$83,966	$375,850	$317,045

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	70.9%	58.6%	65.4%	56.1%	62.4%
Acquisition cost ratio [b]	18.6%	15.0%	11.9%	16.0%	12.1%
General and administrative expense ratio [c]	14.1%	12.6%	13.0%	13.6%	13.6%

Combined ratio [d]	103.5%	86.2%	90.3%	85.7%	88.1%

Net income (loss) per share - basic	$(0.13)	$1.90	$1.55	$3.19	$4.32
Net income (loss) per share - diluted	$(0.13)	$1.88	$1.54	$3.17	$4.26
Net operating income per share - diluted [e]	$0.14	$1.33	$1.65	$2.64	$3.62
Annualized ROAE [f]	(1.0%)	14.3%	13.7%	12.3%	17.6%
Annualized Net Operating ROAE [f]	1.1%	10.2%	14.7%	10.2%	14.9%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 31 for calculation of net operating income per share - diluted.
[f]	See page 29 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[g]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$141,255	$248,754	$99,448	$73,520	$562,977	$930	$—	$563,907
Reinsurance premiums ceded	(56,002)	(28,247)	(27,358)	(24,918)	(136,525)	(101)	—	(136,626)

Net premiums written	$85,253	$220,507	$72,090	$48,602	$426,452	$829	$—	$427,281

Earned premiums	$97,296	$209,212	$73,840	$61,730	$442,078	$930	$—	$443,008
Earned premiums ceded	(44,338)	(12,305)	(22,783)	(14,540)	(93,966)	(101)	—	(94,067)

Net premiums earned	52,958	196,907	51,057	47,190	348,112	829	—	348,941
Net losses and loss expenses	(28,992)	(125,592)	(32,709)	(23,840)	(211,133)	—	—	(211,133)
Claims and policy benefits	—	—	—	—	—	(15,570)	—	(15,570)
Acquisition costs	361	(44,366)	(9,644)	(10,909)	(64,558)	(122)	—	(64,680)
General and administrative expenses	(8,859)	(22,937)	(9,289)	(9,536)	(50,621)	(259)	—	(50,880)
Other income	139	548	—	165	852	(23)	—	829

Underwriting income (loss)	15,607	4,560	(585)	3,070	22,652	n/a	—	n/a

Net investment income						12,545	47,120	59,665
Net realized and unrealized losses on investments						(1,299)	(4,475)	(5,774)
Net impairment losses recognized in earnings							(353)	(353)
Corporate other income							(238)	(238)
Interest expense							(10,630)	(10,630)
Net foreign exchange losses							(3,090)	(3,090)
Corporate general and administrative expenses							(18,779)	(18,779)

Income (loss) before taxes						$(3,899)	$9,555	$28,308

Loss ratio [a]	54.7%	63.8%	64.1%	50.5%	60.7%
Acquisition cost ratio [b]	(0.7%)	22.5%	18.9%	23.1%	18.5%
General and administrative expense ratio [c]	16.7%	11.6%	18.2%	20.2%	14.5%

Combined ratio [d]	70.8%	98.0%	101.1%	93.8%	93.7%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED JUNE 30, 2011 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	54.7%	63.8%	64.1%	50.5%	60.7%
Acquisition cost ratio	(0.7%)	22.5%	18.9%	23.1%	18.5%
General and administrative expense ratio	16.7%	11.6%	18.2%	20.2%	14.5%

Combined ratio	70.8%	98.0%	101.1%	93.8%	93.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	27.8%	12.1%	0.0%	21.0%	14.0%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	82.5%	75.9%	64.1%	71.5%	74.6%
Acquisition cost ratio	(0.7%)	22.5%	18.9%	23.1%	18.5%
General and administrative expense ratio	16.7%	11.6%	18.2%	20.2%	14.5%

Combined ratio	98.6%	110.1%	101.1%	114.8%	107.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED JUNE 30, 2010 (Unaudited)

	Property & Casualty
	Insurance [b]	Reinsurance	U.S. Specialty [b]	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	64.2%	53.0%	60.6%	37.4%	54.6%
Acquisition cost ratio	1.4%	21.0%	20.7%	18.3%	16.6%
General and administrative expense ratio	13.6%	9.5%	14.4%	17.6%	12.0%

Combined ratio	79.2%	83.5%	95.8%	73.2%	83.3%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	15.8%	7.4%	0.0%	9.3%	8.2%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	80.0%	60.4%	60.6%	46.6%	62.9%
Acquisition cost ratio	1.4%	21.0%	20.7%	18.3%	16.6%
General and administrative expense ratio	13.6%	9.5%	14.4%	17.6%	12.0%

Combined ratio	95.0%	90.9%	95.8%	82.5%	91.5%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Insurance and U.S. Specialty segment amounts for the comparative 2010 period have been reclassified to conform with the current period’s presentation.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010 [a]	Sept. 30, 2010 [a]	June 30, 2010 [a]	June 30, 2009 [a]

Gross premiums written	$141,255	$71,272	$113,236	$77,944	$139,026	$139,226
Reinsurance premiums ceded	(56,002)	(43,246)	(56,728)	(36,875)	(47,437)	(47,972)

Net premiums written	$85,253	$28,026	$56,508	$41,069	$91,589	$91,254

Earned premiums	$97,296	$98,944	$106,169	$102,640	$104,841	$105,576
Earned premiums ceded	(44,338)	(44,730)	(43,847)	(42,796)	(45,211)	(51,129)

Net premiums earned	52,958	54,214	62,322	59,844	59,630	54,447

Net losses and loss expenses	(28,992)	(34,664)	(35,687)	(26,679)	(38,296)	(39,901)
Acquisition costs	361	(184)	(1,765)	(1,382)	(821)	230
General and administrative expenses	(8,859)	(9,825)	(11,812)	(7,717)	(8,132)	(6,693)
Other income	139	812	68	1,108	97	219

Underwriting income	$15,607	$10,353	$13,126	$25,174	$12,478	$8,302

Loss ratio	54.7%	63.9%	57.3%	44.6%	64.2%	73.3%
Acquisition cost ratio	(0.7%)	0.3%	2.8%	2.3%	1.4%	(0.4%)
General and administrative expense ratio	16.7%	18.1%	19.0%	12.9%	13.6%	12.3%

Combined ratio	70.8%	82.4%	79.0%	59.8%	79.2%	85.2%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.

See page 34 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010 [a]	June 30, 2009
Gross premiums written	$248,754	$375,020	$110,620	$124,004	$119,578	$95,196
Reinsurance premiums ceded	(28,247)	(37,317)	(2,908)	(2,524)	(13,348)	(18,085)

Net premiums written	$220,507	$337,703	$107,712	$121,480	$106,230	$77,111

Earned premiums	$209,212	$249,901	$215,261	$213,510	$174,729	$112,550
Earned premiums ceded	(12,305)	(20,195)	(21,082)	(15,533)	(19,054)	(22,825)

Net premiums earned	196,907	229,706	194,179	197,977	155,675	89,725

Net losses and loss expenses	(125,592)	(186,885)	(97,639)	(117,671)	(82,441)	(57,813)
Acquisition costs	(44,366)	(49,143)	(38,406)	(45,069)	(32,673)	(15,734)
General and administrative expenses	(22,937)	(23,258)	(24,714)	(17,580)	(14,820)	(7,223)
Other income	548	—	(216)	61	155	12

Underwriting income (loss)	$4,560	$(29,580)	$33,204	$17,718	$25,896	$8,967

Loss ratio	63.8%	81.4%	50.3%	59.4%	53.0%	64.4%
Acquisition cost ratio	22.5%	21.4%	19.8%	22.8%	21.0%	17.5%
General and administrative expense ratio	11.6%	10.1%	12.7%	8.9%	9.5%	8.1%

Combined ratio	98.0%	112.9%	82.8%	91.1%	83.5%	90.0%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT SELECTED FINANCIAL INFORMATION [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross premiums written	$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

Net premiums earned	194,179	197,977	226,291	215,050	230,516	238,953	221,120	220,103

Net losses and loss expenses	97,639	117,671	136,158	129,727	108,941	113,625	118,613	115,706

Acquisition costs	38,406	45,069	47,179	42,689	46,708	50,167	42,586	43,280

General and administrative expenses	24,714	17,580	16,527	16,824	23,680	19,726	18,520	19,201

Loss ratio	50.3%	59.4%	60.2%	60.3%	47.3%	47.6%	53.6%	52.6%
Acquisition cost ratio	19.8%	22.8%	20.8%	19.9%	20.3%	21.0%	19.3%	19.7%
General and administrative expense ratio	12.7%	8.9%	7.3%	7.8%	10.3%	8.3%	8.4%	8.7%

Combined ratio	82.8%	91.1%	88.3%	88.0%	77.8%	76.8%	81.3%	81.0%

[a]	This information is based on historical Alterra reinsurance segment financial information adjusted to include Harbor Point historical financial information as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions and to reflect the amortization of certain acquisition accounting fair value adjustments.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010 [a]	Sept. 30, 2010 [a]	June 30, 2010 [a]	June 30, 2009 [a]
Gross premiums written	$99,448	$70,388	$65,625	$64,198	$90,773	$75,701
Reinsurance premiums ceded	(27,358)	(33,595)	(15,956)	(18,713)	(5,672)	(52,938)

Net premiums written	$72,090	$36,793	$49,669	$45,485	$85,101	$22,763

Earned premiums	$73,840	$73,177	$74,683	$73,337	$71,065	$59,053
Earned premiums ceded	(22,783)	(23,850)	(26,140)	(26,071)	(27,053)	(41,271)

Net premiums earned	51,057	49,327	48,543	47,266	44,012	17,782

Net losses and loss expenses	(32,709)	(31,375)	(31,878)	(29,295)	(26,683)	(11,057)
Acquisition costs	(9,644)	(8,066)	(8,618)	(6,763)	(9,111)	(2,483)
General and administrative expenses	(9,289)	(9,397)	(7,552)	(8,693)	(6,355)	(4,357)
Other income	—	—	—	—	—	153

Underwriting (loss) income	$(585)	$489	$495	$2,515	$1,863	$38

Loss ratio	64.1%	63.6%	65.7%	62.0%	60.6%	62.2%
Acquisition cost ratio	18.9%	16.4%	17.8%	14.3%	20.7%	14.0%
General and administrative expense ratio	18.2%	19.1%	15.6%	18.4%	14.4%	24.5%

Combined ratio	101.1%	99.0%	99.0%	94.7%	95.8%	100.6%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.

See page 34 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	June 30, 2009
Gross premiums written	$73,520	$110,733	$23,980	$57,734	$48,802	$45,363
Reinsurance premiums ceded	(24,918)	(23,179)	(1,859)	(2,397)	(13,233)	(10,647)

Net premiums written	$48,602	$87,554	$22,121	$55,337	$35,569	$34,716

Earned premiums	$61,730	$66,805	$47,633	$45,424	$40,286	$36,418
Earned premiums ceded	(14,540)	(20,580)	(11,894)	(9,310)	(7,120)	(10,583)

Net premiums earned	47,190	46,225	35,739	36,114	33,166	25,835

Net losses and loss expenses	(23,840)	(51,482)	(13,843)	(17,367)	(12,397)	(13,457)
Acquisition costs	(10,909)	(13,056)	(4,853)	(7,474)	(6,070)	(6,395)
General and administrative expenses	(9,536)	(9,723)	(12,186)	(7,806)	(5,826)	(5,712)
Other income	165	215	2,006	177	173	436

Underwriting income (loss)	$3,070	$(27,821)	$6,863	$3,644	$9,046	$707

Loss ratio	50.5%	111.4%	38.7%	48.1%	37.4%	52.1%
Acquisition cost ratio	23.1%	28.2%	13.6%	20.7%	18.3%	24.8%
General and administrative expense ratio	20.2%	21.0%	34.1%	21.6%	17.6%	22.1%

Combined ratio	93.8%	160.7%	86.4%	90.4%	73.2%	99.0%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	June 30, 2009
Gross premiums written	$930	$435	$1,937	$1,333	$802	$41,023
Reinsurance premiums ceded	(101)	(20)	(166)	(102)	(25)	(27)

Net premiums written	$829	$415	$1,771	$1,231	$777	$40,996

Earned premiums	$930	$435	$1,937	$1,333	$802	$41,023
Earned premiums ceded	(101)	(20)	(166)	(102)	(25)	(27)

Net premiums earned	829	415	1,771	1,231	777	40,996

Net investment income	12,545	12,343	12,084	12,182	12,420	12,917
Net realized and unrealized (losses) gains on investments	(1,299)	2,807	3,981	3,321	(1,860)	9,346
Other income	(23)	—	357	(43)	—	—
Claims and policy benefits	(15,570)	(14,710)	(18,551)	(15,060)	(13,943)	(55,407)
Acquisition costs	(122)	(159)	79	(171)	(123)	(677)
General and administrative expenses	(259)	(177)	(1,088)	(577)	(642)	(657)

(Loss) income before taxes	$(3,899)	$519	$(1,367)	$883	$(3,371)	$6,518

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	June 30, 2009

Gross Premiums Written by Type of Risk:
Property & Casualty:
Insurance [a]:
Aviation	S	$3,814	$1,416	$22,677	$8,247	$6,615	$10,634
Excess Liability	L	41,390	27,387	27,361	21,579	38,001	38,667
Professional Liability	L	66,017	26,796	51,199	37,151	67,127	63,258
Property	S	30,034	15,673	11,999	10,967	27,283	26,667

		141,255	71,272	113,236	77,944	139,026	139,226

Reinsurance [b]:
Agriculture	S	$8,713	$20,785	$(1,406)	$(2,665)	$(2,513)	(233)
Auto	S	55,105	15,160	22,585	10,251	66	—
Aviation	S	80	904	2,596	15,313	8,561	10,699
Credit/ Surety	S	1,556	24,426	1,118	2,569	(1,491)	—
General Casualty	L	22,045	16,247	17,658	18,505	(857)	(2,016)
Marine & Energy	S	(619)	17,093	(1,549)	8,826	5,004	(343)
Medical Malpractice	L	11,223	17,582	19,554	(3,131)	7,813	17,437
Other	S	447	1,759	520	1,183	92	402
Professional Liability	L	39,462	59,684	28,538	37,965	32,005	15,219
Property	S	106,168	149,874	6,296	34,859	61,058	33,692
Whole Account	S/L	268	35,070	426	(232)	2,362	1,588
Workers’ Compensation	L	4,306	16,436	14,284	561	7,478	18,751

		248,754	375,020	110,620	124,004	119,578	95,196

U.S. Specialty [a]:
General Liability	L	$18,387	$17,883	$19,914	$18,371	$22,822	17,501
Marine	S	25,389	17,109	17,758	15,637	17,996	14,968
Professional Liability	L	4,894	4,355	(534)	3,135	1,756	—
Property	S	50,778	31,041	28,487	27,055	48,199	43,232

		99,448	70,388	65,625	64,198	90,773	75,701

Alterra at Lloyd’s:
Accident & Health	S	$8,380	$13,544	$5,570	$5,919	$6,022	5,255
Aviation	S	1,810	1,767	5,224	3,946	2,565	—
Financial Institutions	L	6,441	9,036	384	8,130	4,846	7,679
International Casualty	L	8,486	33,860	2,213	4,095	6,182	—
Professional Liability	L	10,466	7,922	4,204	4,330	4,161	6,530
Property	S	37,937	44,623	5,946	26,945	25,026	25,899
Surety	S	—	(19)	439	4,369	—	—

		73,520	110,733	23,980	57,734	48,802	45,363

Aggregate Property & Casualty		$562,977	$627,413	$313,461	$323,880	$398,179	$355,486

Life & Annuity:
Annuity		$271	$336	$1,129	$—	$6	$—
Life		659	99	808	1,333	796	41,023

Aggregate Life & Annuity		930	435	1,937	1,333	802	41,023

Aggregate Property & Casualty and Life & Annuity		$563,907	$627,848	$315,398	$325,213	$398,981	$396,509

[a]	Insurance and U.S. specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results for Harbor Point from May 12, 2010.

S = Short tail lines	$329,726	$372,690	$128,473	$173,305	$205,664	$171,666
L = Long tail lines	233,251	254,723	184,988	150,575	192,515	183,820

Aggregate Property & Casualty	$562,977	$627,413	$313,461	$323,880	$398,179	$355,486

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross Premiums Written by Type of Risk:
Agriculture	S	$(1,406)	$(2,665)	$(4,643)	$55,944	$2,153	$(96)	$(262)	$91,196
Auto	S	22,585	10,251	14,359	18,063	19,531	12,828	11,288	15,148
Aviation	S	2,596	15,313	8,586	6,191	9,395	18,154	10,760	4,509
Credit/ Surety	S	1,118	2,569	1,530	23,555	9,058	369	2,440	8,828
General Casualty	L	17,658	18,505	6,724	42,398	15,607	31,167	10,225	36,892
Marine & Energy	S	(1,549)	8,826	5,220	21,128	4,033	8,565	(3,731)	37,799
Medical Malpractice	L	19,554	(3,131)	6,424	33,804	11,093	7,077	21,783	36,417
Other	S	520	1,183	294	5,664	168	(57)	485	3,011
Professional Liability	L	28,538	37,965	51,615	55,812	37,407	60,373	53,705	50,629
Property	S	6,296	34,859	96,745	138,958	2,260	34,240	118,581	142,118
Whole Account	S/L	426	(232)	3,095	47,135	6,578	4,569	18,503	5,369
Workers’ Compensation	L	14,284	561	7,197	11,966	8,164	33,693	19,161	29,225

Aggregate Pro Forma Reinsurance Segment		$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

[a]	This information is based on historical Alterra reinsurance segment gross premiums written adjusted to include Harbor Point historical gross premiums written as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation with Harbor Point had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$212,527	$623,774	$169,836	$184,253	$1,190,390	$1,365	$—	$1,191,755
Reinsurance premiums ceded	(99,248)	(65,564)	(60,953)	(48,097)	(273,862)	(121)	—	(273,983)

Net premiums written	$113,279	$558,210	$108,883	$136,156	$916,528	$1,244	$—	$917,772

Earned premiums	$196,240	$459,113	$147,017	$128,535	$930,905	$1,365	$—	$932,270
Earned premiums ceded	(89,068)	(32,500)	(46,633)	(35,120)	(203,321)	(121)	—	(203,442)

Net premiums earned	107,172	426,613	100,384	93,415	727,584	1,244	—	728,828

Net losses and loss expenses	(63,656)	(312,477)	(64,084)	(75,322)	(515,539)	—		(515,539)
Claims and policy benefits	—	—	—	—	—	(30,280)		(30,280)
Acquisition costs	177	(93,509)	(17,710)	(23,965)	(135,007)	(281)		(135,288)
General and administrative expenses	(18,684)	(46,195)	(18,686)	(19,259)	(102,824)	(436)		(103,260)
Other income	951	548	—	380	1,879	(23)		1,856

Underwriting income (loss)	25,960	(25,020)	(96)	(24,751)	(23,907)	n/a	—	n/a

Net investment income						24,888	92,543	117,431
Net realized and unrealized gains (losses) on investments						1,508	(26,100)	(24,592)
Net impairment losses recognized in earnings							(1,382)	(1,382)
Corporate other income							50	50
Interest expense							(19,089)	(19,089)
Net foreign exchange losses							(2,212)	(2,212)
Corporate general and administrative expenses							(37,602)	(37,602)

Income (loss) before taxes						$(3,380)	$6,208	$(21,079)

Loss ratio [a]	59.4%	73.2%	63.8%	80.6%	70.9%
Acquisition cost ratio [b]	(0.2%)	21.9%	17.6%	25.7%	18.6%
General and administrative expense ratio [c]	17.4%	10.8%	18.6%	20.6%	14.1%

Combined ratio	76.7%	106.0%	100.1%	126.9%	103.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	59.4%	73.2%	63.8%	80.6%	70.9%
Acquisition cost ratio	(0.2%)	21.9%	17.6%	25.7%	18.6%
General and administrative expense ratio	17.4%	10.8%	18.6%	20.6%	14.1%

Combined ratio	76.7%	106.0%	100.1%	126.9%	103.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	20.5%	10.9%	0.0%	10.6%	10.9%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	80.0%	84.2%	63.8%	91.2%	81.7%
Acquisition cost ratio	(0.2%)	21.9%	17.6%	25.7%	18.6%
General and administrative expense ratio	17.4%	10.8%	18.6%	20.6%	14.1%

Combined ratio	97.2%	116.9%	100.1%	137.5%	114.4%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

	Property & Casualty
	Insurance [b]	Reinsurance [c]	U.S. Specialty [b]	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	69.1%	56.3%	61.3%	45.4%	58.6%
Acquisition cost ratio	0.4%	20.2%	17.1%	18.7%	15.0%
General and administrative expense ratio	13.3%	10.1%	18.6%	13.5%	12.6%

Combined ratio	82.8%	86.6%	97.0%	77.6%	86.2%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	13.3%	8.9%	1.0%	7.5%	8.4%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	82.3%	65.1%	62.3%	52.8%	67.1%
Acquisition cost ratio	0.4%	20.2%	17.1%	18.7%	15.0%
General and administrative expense ratio	13.3%	10.1%	18.6%	13.5%	12.6%

Combined ratio	96.1%	95.5%	98.0%	85.1%	94.6%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Insurance and U.S. Specialty segment amounts for the comparative 2010 period have been reclassified to conform with the current period’s presentation.
[c]	Includes the results for Harbor Point from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2011	June 30, 2010 [a]	June 30, 2009 [a]	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]

Gross premiums written	$212,527	$208,432	$230,232	$399,612	$447,340
Reinsurance premiums ceded	(99,248)	(87,088)	(104,192)	(180,691)	(218,633)

Net premiums written	$113,279	$121,344	$126,040	$218,921	$228,707

Earned premiums	$196,240	$206,587	$211,216	$415,396	$434,147
Earned premiums ceded	(89,068)	(94,041)	(104,307)	(180,684)	(216,687)

Net premiums earned	107,172	112,546	106,909	234,712	217,460

Net losses and loss expenses	(63,656)	(77,742)	(78,059)	(140,108)	(140,403)
Acquisition costs	177	(504)	1,597	(3,651)	1,206
General and administrative expenses	(18,684)	(14,979)	(12,767)	(34,508)	(27,927)
Other Income	951	91	1,435	1,267	1,620

Underwriting income	$25,960	$19,412	$19,115	$57,712	$51,956

Loss ratio	59.4%	69.1%	73.0%	59.7%	64.6%
Acquisition cost ratio	(0.2%)	0.4%	(1.5%)	1.6%	(0.6%)
General and administration expense ratio	17.4%	13.3%	11.8%	14.6%	12.7%

Combined ratio	76.7%	82.8%	83.5%	76.0%	76.9%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.

See page 34 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2011	June 30, 2010 [a]	June 30, 2009	Dec. 31, 2010 [a]	Dec. 31, 2009

Gross premiums written	$623,774	$274,429	$328,178	$509,053	$489,028
Reinsurance premiums ceded	(65,564)	(58,699)	(69,468)	(64,131)	(80,005)

Net premiums written	$558,210	$215,730	$258,710	$444,922	$409,023

Earned premiums	$459,113	$270,472	$236,536	$699,243	$476,434
Earned premiums ceded	(32,500)	(35,012)	(49,344)	(71,627)	(88,578)

Net premiums earned	426,613	235,460	187,192	627,616	387,856

Net losses and loss expenses	(312,477)	(132,506)	(124,028)	(347,816)	(254,474)
Acquisition costs	(93,509)	(47,639)	(33,197)	(131,114)	(71,074)
General and administrative expenses	(46,195)	(23,779)	(14,747)	(66,073)	(31,778)
Other income	548	155	12	—	12

Underwriting (loss) income	$(25,020)	$31,691	$15,232	$82,613	$30,542

Loss ratio	73.2%	56.3%	66.3%	55.4%	65.6%
Acquisition cost ratio	21.9%	20.2%	17.7%	20.9%	18.3%
General and administration expense ratio	10.8%	10.1%	7.9%	10.5%	8.2%

Combined ratio	106.0%	86.6%	91.9%	86.8%	92.1%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2011	June 30, 2010 [a]	June 30, 2009 [a]	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]
Gross premiums written	$169,836	$164,675	$141,210	$294,498	$265,905
Reinsurance premiums ceded	(60,953)	(53,824)	(92,320)	(88,493)	(148,546)

Net premiums written	$108,883	$110,851	$48,890	$206,005	$117,359

Earned premiums	$147,017	$140,250	$109,966	$288,270	$239,613
Earned premiums ceded	(46,633)	(65,446)	(73,197)	(117,657)	(149,008)

Net premiums earned	100,384	74,804	36,769	170,613	90,605

Net losses and loss expenses	(64,084)	(45,879)	(21,448)	(107,052)	(54,764)
Acquisition costs	(17,710)	(12,793)	(3,672)	(28,174)	(7,474)
General and administrative expenses	(18,686)	(13,877)	(11,168)	(30,122)	(27,925)
Other income	—	—	(68)	—	(68)

Underwriting (loss) income	$(96)	$2,255	$413	$5,265	$374

Loss ratio	63.8%	61.3%	58.3%	62.7%	60.4%
Acquisition cost ratio	17.6%	17.1%	10.0%	16.5%	8.2%
General and administration expense ratio	18.6%	18.6%	30.4%	17.7%	30.8%

Combined ratio	100.1%	97.0%	98.7%	96.9%	99.5%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.

See page 34 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2011	June 30, 2010	June 30, 2009	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$184,253	$120,919	$89,542	$202,633	$128,973
Reinsurance premiums ceded	(48,097)	(33,192)	(27,948)	(37,448)	(32,884)

Net premiums written	$136,156	$87,727	$61,594	$165,185	$96,089

Earned premiums	$128,535	$77,746	$64,664	$170,803	$125,000
Earned premiums ceded	(35,120)	(14,589)	(17,967)	(35,793)	(29,907)

Net premiums earned	93,415	63,157	46,697	135,010	95,093

Net losses and loss expenses	(75,322)	(28,655)	(23,416)	(59,865)	(43,958)
Acquisition costs	(23,965)	(11,837)	(9,547)	(24,164)	(18,136)
General and administrative expenses	(19,259)	(8,539)	(10,433)	(28,531)	(19,972)
Other income	380	351	508	2,534	658

Underwriting (loss) income	$(24,751)	$14,477	$3,809	$24,984	$13,685

Loss ratio	80.6%	45.4%	50.1%	44.3%	46.2%
Acquisition cost ratio	25.7%	18.7%	20.4%	17.9%	19.1%
General and administration expense ratio	20.6%	13.5%	22.3%	21.1%	21.0%

Combined ratio	126.9%	77.6%	92.9%	83.4%	86.3%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2011	June 30, 2010	June 30, 2009	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$1,365	$1,665	$41,620	$4,935	$43,755
Reinsurance premiums ceded	(121)	(132)	(120)	(400)	(413)

Net premiums written	$1,244	$1,533	$41,500	$4,535	$43,342

Earned premiums	$1,365	$1,665	$41,620	$4,935	$43,755
Earned premiums ceded	(121)	(132)	(120)	(400)	(413)

Net premiums earned	1,244	1,533	41,500	4,535	43,342

Net investment income	24,888	25,519	24,483	49,785	50,993
Net realized and unrealized gains on investments	1,508	4,056	17,214	11,358	37,338
Other income	(23)	(28)	—	286	(120)
Claims and policy benefits	(30,280)	(31,602)	(69,739)	(65,213)	(101,093)
Acquisition costs	(281)	(269)	(870)	(361)	(1,396)
General and administrative expenses	(436)	(1,299)	(1,351)	(2,964)	(2,786)

Income (loss) before taxes	$(3,380)	$(2,090)	$11,237	$(2,574)	$26,278

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
		June 30, 2011	June 30, 2010	June 30, 2009	Dec. 31, 2010	Dec. 31, 2009

Gross Premiums Written by Type of Risk:
Property & Casualty:
Insurance [a]:
Aviation	S	$5,230	$8,964	$16,819	$39,888	$69,834
Excess Liability	L	68,777	64,633	76,639	113,573	133,340
Professional Liability	L	92,813	94,701	95,699	183,051	179,904
Property	S	45,707	40,134	41,075	63,100	64,262

		212,527	208,432	230,232	399,612	447,340

Reinsurance [b]:
Agriculture	S	29,498	33,293	87,433	29,222	89,550
Auto	S	70,265	66	—	32,902	—
Aviation	S	984	13,383	14,858	31,292	34,715
Credit/ Surety	S	25,982	(1,491)	—	2,196	—
General Casualty	L	38,292	12,194	16,125	48,357	29,185
Marine & Energy	S	16,474	9,104	8,735	16,381	18,321
Medical Malpractice	L	28,805	34,968	53,830	51,391	67,483
Other	S	2,206	1,081	2,268	2,784	2,297
Professional Liability	L	99,146	43,924	24,930	110,427	71,531
Property	S	256,042	106,991	75,873	148,146	87,039
Whole Account	S/L	35,338	4,935	5,963	5,129	11,456
Workers’ Compensation	L	20,742	15,981	38,163	30,826	77,451

		623,774	274,429	328,178	509,053	489,028

U.S. Specialty [a]:
General Liability	L	36,270	42,852	33,120	81,137	68,209
Marine	S	42,498	34,059	29,749	67,454	61,360
Professional Liability	L	9,249	4,001	—	6,602	576
Property	S	81,819	83,763	78,341	139,305	135,760

		169,836	164,675	141,210	294,498	265,905

Alterra at Lloyd’s:
Accident & Health	S	21,924	19,432	17,665	30,921	22,602
Aviation	S	3,577	6,968	—	16,138	2,611
Financial Institutions	L	15,477	10,934	11,503	19,448	23,822
International Casualty	L	42,346	19,866	—	26,174	—
Professional Liability	L	18,388	11,057	9,315	19,591	19,889
Property	S	82,560	52,662	51,059	85,553	60,049
Surety	S	(19)	—	—	4,808	—

		184,253	120,919	89,542	202,633	128,973

Aggregate Property & Casualty		$1,190,390	$768,455	$789,162	$1,405,796	$1,331,246

Life & Annuity:
Annuity		$607	$6	$—	$1,135	$—
Life		758	1,659	41,620	3,800	43,755

Aggregate Life & Annuity		1,365	1,665	41,620	4,935	43,755

Aggregate Property & Casualty and Life & Annuity		$1,191,755	$770,120	$830,782	$1,410,731	$1,375,001

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results for Harbor Point from May 12, 2010.

S = Short tail lines	$702,416	$410,877	$426,857	$712,655	$654,128
L = Long tail lines	487,974	357,578	362,305	693,141	677,118

Aggregate Property & Casualty	$1,190,390	$768,455	$789,162	$1,405,796	$1,331,246

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of June 30, 2011	Investment Distribution	As of Dec. 31, 2010	Investment Distribution	As of June 30, 2011	Investment Distribution	As of Dec. 31, 2010	Investment Distribution
Cash and cash equivalents	$987,057	12.4%	$905,606	11.5%	$987,057	12.3%	$905,606	11.4%

U.S. government and agencies	744,465	9.4%	995,546	12.7%	744,465	9.3%	995,546	12.5%
Non-U.S. governments	168,290	2.1%	79,111	1.0%	168,290	2.1%	79,111	1.0%
Corporate securities	2,743,228	34.5%	2,735,366	34.8%	2,743,228	34.3%	2,735,366	34.5%
Municipal securities	218,370	2.7%	238,014	3.0%	218,370	2.7%	238,014	3.0%
Asset-backed securities	203,598	2.6%	86,937	1.1%	203,598	2.5%	86,937	1.1%
Residential mortgage-backed securities	1,159,922	14.6%	1,168,390	14.9%	1,159,922	14.5%	1,168,390	14.7%
Commercial mortgage-backed securities	383,920	4.8%	334,151	4.3%	383,920	4.8%	334,151	4.2%

Fixed maturities carried at fair value	$5,621,793	70.7%	$5,637,515	71.7%	$5,621,793	70.2%	$5,637,515	71.0%

Other investments carried at fair value	$350,193	4.4%	$378,128	4.8%	$350,193	4.4%	$378,128	4.8%

Total investments carried at fair value	$6,959,043	87.5%	$6,921,249	88.0%	$6,959,043	86.9%	$6,921,249	87.2%

U.S. government and agencies	$29,694	0.4%	$29,687	0.4%	$30,416	0.4%	$30,200	0.4%
Non-U.S. governments	584,039	7.3%	538,274	6.8%	616,403	7.7%	587,053	7.4%
Corporate securities	378,958	4.8%	371,143	4.7%	401,959	5.0%	397,261	5.0%
Asset-backed securities	1,000	0.0%	1,000	0.0%	1,004	0.0%	998	0.0%

Fixed maturities carried at amortized cost	$993,691	12.5%	$940,104	12.0%	$1,049,782	13.1%	$1,015,512	12.8%

Total invested assets	$7,952,734	100.0%	$7,861,353	100.0%	$8,008,825	100.0%	$7,936,761	100.0%

As of June 30, 2011, the weighted average book yield of the cash and fixed maturities portfolio was 3.33%, and the weighted average duration was 4.1 years.

Credit Ratings	As of June 30, 2011	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution	As of June 30, 2011	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution
U.S. government and agencies [a]	$1,866,591	28.2%	$2,060,116	31.3%	$1,866,591	28.0%	$2,060,116	31.0%
AAA	1,199,207	18.1%	1,076,680	16.4%	1,199,207	18.0%	1,076,680	16.2%
AA	656,570	9.9%	657,867	10.0%	656,570	9.8%	657,867	9.9%
A	1,406,390	21.3%	1,353,945	20.6%	1,406,390	21.1%	1,353,945	20.4%
BBB	266,150	4.0%	226,849	3.4%	266,150	4.0%	226,849	3.4%
BB	24,165	0.4%	32,021	0.5%	24,165	0.4%	32,021	0.5%
B	106,444	1.6%	138,703	2.1%	106,444	1.6%	138,703	2.1%
CCC or lower	46,565	0.7%	45,469	0.7%	46,565	0.7%	45,469	0.7%
Not rated	49,711	0.8%	45,865	0.7%	49,711	0.7%	45,865	0.7%

Fixed maturities carried at fair value	$5,621,793	85.0%	$5,637,515	85.7%	$5,621,793	84.3%	$5,637,515	84.7%

U.S. government and agencies	29,694	0.4%	29,687	0.5%	30,416	0.5%	30,200	0.5%
AAA	696,439	10.5%	641,437	9.8%	737,096	11.0%	699,598	10.5%
AA	117,851	1.8%	113,140	1.7%	121,423	1.8%	118,276	1.8%
A	135,249	2.0%	141,683	2.2%	143,984	2.2%	151,127	2.3%
BBB	14,458	0.2%	12,744	0.2%	16,863	0.3%	14,764	0.2%
Not rated	—	—	1,413	0.0%	—	—	1,547	0.0%

Fixed maturities carried at amortized cost	$993,691	15.0%	$940,104	14.3%	$1,049,782	15.7%	$1,015,512	15.3%

Total fixed maturities	$6,615,484	100.0%	$6,577,619	100.0%	$6,671,575	100.0%	$6,653,027	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,122,126 (December 31, 2010: $1,064,570)

Percentage totals may not add due to rounding.

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	June 30, 2009
Net investment income	$59,665	$57,766	$61,080	$59,711	$53,277	$41,755

Realized and unrealized gains (losses) on trading fixed maturities	1,432	(1,827)	(3,893)	883	(1,284)	720
Net realized gains (losses) on available for sale fixed maturities	54	3,369	5,816	6,395	2,425	(654)
(Decrease) increase in fair value of hedge funds	(1,878)	3,167	5,465	4,820	(3,323)	21,514
(Decrease) increase in fair value of non-hedge fund other investments	(5,382)	(23,527)	2,437	3,313	(12,604)	(108)

Net realized and unrealized (losses) gains on investments	$(5,774)	$(18,818)	$9,825	$15,411	$(14,786)	$21,472

Net impairment losses recognized in earnings	$(353)	$(1,029)	$(1,774)	$(151)	$(300)	$(2,014)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	As of June 30, 2011	Periodic Rate of Return
		Last 3 Months	Year to Date	Last 12 months	Last 60 months*
Cash and fixed maturities	$7,602,541	2.04%	3.10%	4.29%	5.67%

Distressed securities	$34,496	1.93%	2.36%	6.16%	5.85%
Diversified arbitrage	22,532	(5.41%)	(2.07%)	6.52%	(3.85%)
Emerging markets	4,961	(0.59%)	0.93%	5.15%	4.40%
Event-driven arbitrage	26,696	0.83%	(3.62%)	(6.56%)	2.78%
Fixed income arbitrage	—	0.00%	0.00%	0.00%	12.97%
Fund of funds	44,154	0.71%	3.05%	8.75%	1.48%
Global macro	49,213	(1.60%)	(0.67%)	2.67%	5.72%
Long / short credit	9,821	(3.90%)	(2.15%)	0.91%	4.21%
Long / short equity	124,214	(0.11%)	2.84%	7.00%	6.50%
Opportunistic	1,699	(2.05%)	(36.60%)	(37.63%)	(20.52%)

Hedge funds **	317,786	(0.45%)	0.53%	3.48%	2.55%

Derivatives	456
Structured deposits	26,859
Equity investments	5,092

Total other investments	$350,193

Total invested assets	$7,952,734

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]		(1.18%)	(0.31%)	6.67%	1.53%

Hedge Fund Performance History – 60 months ended June 30, 2011

Monthly performance	2011	2010	2009	2008	2007	2006
January	0.13%	0.79%	2.13%	(1.37%)	1.28%
February	0.57%	0.17%	0.65%	1.83%	1.50%
March	0.29%	1.02%	(0.76%)	(2.58%)	1.90%
April	0.73%	0.88%	(0.84%)	(0.13%)	2.30%
May	(0.28%)	(0.73%)	2.45%	2.51%	2.59%
June	(0.89%)	(0.83%)	1.53%	0.93%	0.85%
July		0.36%	1.40%	(4.12%)	0.99%	(0.71%)
August		(0.28%)	0.78%	(2.14%)	(1.62%)	0.02%
September		1.28%	1.71%	(7.31%)	1.85%	(2.04%)
October		0.84%	1.53%	(4.85%)	4.15%	1.37%
November		0.40%	0.35%	(1.75%)	0.10%	1.81%
December		0.31%	0.77%	(1.92%)	(0.13%)	1.96%

Quarterly performance
Q1	0.98%	1.99%	2.00%	(2.15%)	4.75%
Q2	(0.45%)	(0.69%)	3.14%	3.33%	5.83%
Q3		1.35%	3.94%	(13.03%)	1.18%	(2.72%)
Q4		1.56%	2.66%	(8.31%)	4.11%	5.22%

Period return	0.53%	4.25%	12.27%	(19.38%)	16.78%	2.36%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of August 1, 2011
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of June 30, 2011
Issuer	Amortized Cost	Fair Value
Bank of America Corp	67,068	68,365
General Electric	61,225	62,186
JP Morgan Chase & Co	51,863	53,648
Citigroup Inc	50,704	50,831
Wells Fargo & Co	47,575	48,762
Morgan Stanley	44,468	45,990
Lloyds Banking Group plc	39,680	40,976
Credit Suisse Group	37,238	37,769
Pepsico Inc	35,899	37,337
BP plc	36,137	37,027
Novartis AG	33,051	34,476
AT&T Inc	33,056	34,192
Verizon Communications Inc	32,615	34,137
UBS AG	30,807	33,328
Goldman Sachs Group Inc	32,011	32,683
Pfizer Inc	26,964	28,281
Berkshire Hathaway Inc	27,336	27,887
Conoco Philips	25,553	27,028
Hypo Real Estate Holding AG	26,087	26,239
Metlife Inc	25,301	26,164
Barclays plc	25,776	25,299
Wal-Mart Stores Inc	24,024	24,497
HSBC Holdings plc	23,961	24,470
Medtronic Inc.	22,518	23,176
Duke Energy Corp.	21,602	22,711

	$882,518	$907,459

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Income and Return on Equity:
Net income (loss)	$32,635	$103,447	$(14,052)	$139,828	$302,335	$246,215

Net operating income	$39,558	$58,774	$14,833	$99,455	$251,712	$208,907

Average shareholders’ equity	$2,758,138	$2,321,687	$2,789,435	$1,955,281	$2,467,429	$1,398,872

Annualized return on average shareholders’ equity [a]	4.7%	17.8%	(1.0%)	14.3%	12.3%	17.6%

Annualized net operating return on average shareholders’ equity [a]	5.7%	10.1%	1.1%	10.2%	10.2%	14.9%

Book value and dividends per share:

Diluted book value per share	$25.98	$24.55	$25.98	$24.55	$25.99	$27.36

Dividends paid per share	$0.12	$2.60	$0.24	$2.70	$2.94	$0.38

Change in diluted book value per share	2.5%	(11.9%)	(0.0%)	(10.3%)	(5.0%)	21.8%

Dividend payout ratio [b]	0.5%	19.7%	0.9%	20.6%	22.4%	1.7%

Total return to shareholders [c]	3.0%	7.8%	0.8%	10.3%	17.4%	23.5%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly average shareholders’ equity balances.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Net income (loss) available to common shareholders	$32,635	$103,447	$(14,052)	$139,828	$302,335	$246,215

Denominator:
Weighted average shares - basic
Outstanding [a]	105,365,111	90,745,497	106,171,735	73,429,084	94,426,055	56,615,080
Unvested restricted share units	239,675	296,804	213,272	350,363	256,224	391,828

	105,604,786	91,042,301	106,385,007	73,779,447	94,682,279	57,006,908

Share equivalents:
Warrants	1,247,975	420,613	—	526,539	537,399	608,161
Options	148,366	193,827	—	214,258	183,258	150,669
Employee stock purchase plan	2,506	4,689	—	4,675	2,301	1,399
Non participating restricted shares	108,276	—	—	—	54,138	—

Weighted average shares - diluted [b]	107,111,909	91,661,430	106,385,007	74,524,919	95,459,375	57,767,137

Net income (loss) per share	$0.31	$1.14	$(0.13)	$1.90	$3.19	$4.32

Net income (loss) per diluted share	$0.30	$1.13	$(0.13)	$1.88	$3.17	$4.26

[a]	Includes weighted average unvested participating restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Dec. 31, 2010	Dec. 31, 2009

Before tax
Net income (loss)	$28,308	$105,807	$(21,079)	$144,153	$306,491	$256,236
Net realized and unrealized losses (gains) on non-hedge fund investments, before tax [a]	4,249	11,763	27,263	13,131	65	(2,173)
Foreign exchange losses (gains), before tax	3,090	(634)	2,212	(3,086)	(115)	(5,772)
Merger and acquisition expenses, before tax	—	(54,570)	—	(49,826)	(48,776)	(31,566)

Net operating income (loss)	35,647	62,366	8,396	104,372	257,665	216,725

Net of tax
Net income (loss)	$32,635	$103,447	$(14,052)	$139,828	$302,335	$246,215
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	4,711	11,540	27,313	12,776	(865)	(1,411)
Foreign exchange losses (gains), net of tax	2,212	(298)	1,572	(1,978)	363	(4,331)
Merger and acquisition expenses, net of tax	—	(55,915)	—	(51,171)	(50,121)	(31,566)

Net operating income	39,558	58,774	14,833	99,455	251,712	208,907

Weighted average shares outstanding:
Basic	105,604,786	91,042,301	106,385,007	73,779,447	94,682,279	57,006,908
Diluted	107,111,909	91,661,430	106,385,007	74,524,919	95,459,375	57,767,137

Basic per share data
Earnings (losses) per share	$0.31	$1.14	$(0.13)	$1.90	$3.19	$4.32
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	0.04	0.12	0.26	0.17	(0.01)	(0.02)
Foreign exchange losses (gains), net of tax	0.02	—	0.01	(0.03)	0.01	(0.08)
Merger and acquisition expenses, net of tax	—	(0.61)	—	(0.69)	(0.53)	(0.56)

Net operating income (loss) per share	$0.37	$0.65	$0.14	$1.35	$2.66	$3.66

Diluted per share data
Diluted earnings (loss) per share	$0.30	$1.13	$(0.13)	$1.88	$3.17	$4.26
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	0.04	0.12	0.26	0.17	(0.01)	(0.02)
Foreign exchange losses (gains), net of tax	0.02	—	0.01	(0.03)	0.01	(0.07)
Merger and acquisition expenses, net of tax	—	(0.61)	—	(0.69)	(0.53)	(0.55)

Net operating income per diluted share	$0.37	$0.64	$0.14	$1.33	$2.64	$3.62

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of June 30, 2011	As of Mar.31, 2011	As of Dec. 31, 2010

Price per share at period end	$22.30	$22.26	$21.64

Shareholders’ equity	$2,793,081	$2,723,194	$2,918,270

Goodwill and intangible assets	$58,094	$58,585	$59,076

Tangible book value	$2,734,987	$2,664,609	$2,859,194

Basic common shares outstanding [a]	105,794,521	105,733,610	110,963,160

Add: unvested restricted stock units	247,179	247,179	167,971

Add: dilutive impact of warrants outstanding	1,334,909	1,346,672	1,036,442

Add: dilutive impact of options outstanding	123,881	134,901	123,395

Add: dilutive impact of employee stock purchase plan	—	4,016	—

Diluted shares outstanding [b]	107,500,490	107,466,378	112,290,968

Basic book value per share	$26.40	$25.76	$26.30
Diluted book value per share	$25.98	$25.34	$25.99

Basic tangible book value per share	$25.85	$25.20	$25.77
Diluted tangible book value per share	$25.44	$24.79	$25.46

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on non- hedge fund investments (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and earnings from equity method investments), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized and unrealized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

Reclassified Segment Information

Selected Financial Information

ALTERRA CAPITAL HOLDINGS LIMITED

RECLASSIFICATION OF INSURANCE AND U.S. SPECIALTY SEGMENTS

(Expressed in thousands of United States Dollars)

INSURANCE SEGMENT

	Year ended		Year ended	Year ended		Year ended
	Dec. 31, 2010		Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2009
	(Reclassified)	Reclassified amounts	(As previously reported)	(Reclassified)	Reclassified amounts	(As previously reported)
Gross premiums written	$399,612	$29,492	$370,120	$447,340	$19,573	$427,767
Reinsurance premiums ceded	(180,691)	(10,083)	(170,608)	(218,633)	(6,550)	(212,083)

Net premiums written	$218,921	$19,409	$199,512	$228,707	$13,023	$215,684

Earned premiums	$415,396	$23,680	$391,716	$434,147	$17,057	$417,090
Earned premiums ceded	(180,684)	(7,561)	(173,123)	(216,687)	(5,560)	(211,127)

Net premiums earned	234,712	16,119	218,593	217,460	11,497	205,963

Net losses and loss expenses	(140,108)	(11,285)	(128,823)	(140,403)	(8,048)	(132,355)
Acquisition costs	(3,651)	(270)	(3,381)	1,206	(27)	1,233
General and administrative expenses	(34,508)	(5,893)	(28,615)	(27,927)	(3,304)	(24,623)
Other income	1,267	507	760	1,620	382	1,238

Underwriting income (loss)	$57,712	$(822)	$58,534	$51,956	$500	$51,456

Loss ratio	59.7%		58.9%	64.6%		64.3%
Acquisition cost ratio	1.6%		1.6%	(0.6%)		(0.6%)
General and administrative expense ratio	14.7%		13.1%	12.9%		11.9%

Combined ratio	76.0%		73.6%	76.9%		75.6%

U.S. SPECIALTY SEGMENT
	Year ended		Year ended	Year ended		Year ended
	Dec. 31, 2010		Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2009
	(Reclassified)	Reclassified amounts	(As previously reported)	(Reclassified)	Reclassified amounts	(As previously reported)
Gross premiums written	$294,498	$(29,492)	$323,990	$265,905	$(19,573)	$285,478
Reinsurance premiums ceded	(88,493)	10,083	(98,576)	(148,546)	6,550	(155,096)

Net premiums written	$206,005	$(19,409)	$225,414	$117,359	$(13,023)	$130,382

Earned premiums	$288,270	$(23,680)	$311,950	$239,613	$(17,057)	$256,670
Earned premiums ceded	(117,657)	7,561	(125,218)	(149,008)	5,560	(154,568)

Net premiums earned	170,613	(16,119)	186,732	90,605	(11,497)	102,102
Net losses and loss expenses	(107,052)	11,285	(118,337)	(54,764)	8,048	(62,812)
Acquisition costs	(28,174)	270	(28,444)	(7,474)	27	(7,501)
General and administrative expenses	(30,122)	5,893	(36,015)	(27,925)	3,304	(31,229)
Other income	—	(507)	507	(68)	(382)	314

Underwriting income (loss)	$5,265	$822	$4,443	$374	$(500)	$874

Loss ratio	62.7%		63.4%	60.4%		61.5%
Acquisition cost ratio	16.5%		15.2%	8.2%		7.3%
General and administrative expense ratio	17.7%		19.3%	30.9%		30.7%

Combined ratio	96.9%		97.9%	99.5%		99.5%

Effective January 1, 2011, Alterra redefined its Insurance and U.S. Specialty segments based on changes to the internal reporting structure. Insurance business underwritten by Alterra Insurance USA Inc., which was previously reported within the U.S. Specialty segment, has been reclassified to the Insurance segment. Alterra Insurance USA Inc. is a managing general underwriter for Alterra Excess & Surplus Insurance Company and Alterra America Insurance Company, as well as various third party insurance companies, and is Alterra’s principal insurance underwriting platform for retail distribution in the United States. Segment disclosures for comparative periods have been restated to reflect this reclassification.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT Results - as Reclassified (Unaudited)

(Expressed in thousands of United States Dollars)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross premiums written	$113,236	$77,944	$139,026	$69,406	$126,678	$90,430	$139,226	$91,006
Reinsurance premiums ceded	(56,728)	(36,875)	(47,437)	(39,651)	(71,053)	(43,388)	(47,972)	(56,220)

Net premiums written	$56,508	$41,069	$91,589	$29,755	$55,625	$47,042	$91,254	$34,786

Earned premiums	$106,169	$102,640	$104,841	$101,746	$114,155	$108,776	$105,576	$105,640
Earned premiums ceded	(43,847)	(42,796)	(45,211)	(48,830)	(56,043)	(56,337)	(51,129)	(53,178)

Net premiums earned	62,322	59,844	59,630	52,916	58,112	52,439	54,447	52,462
Net losses and loss expenses	(35,687)	(26,679)	(38,296)	(39,446)	(27,829)	(34,515)	(39,901)	(38,158)
Acquisition costs	(1,765)	(1,382)	(821)	317	(60)	(331)	230	1,367
General and administrative expenses	(11,812)	(7,717)	(8,132)	(6,847)	(7,046)	(8,114)	(6,693)	(6,074)
Other income	68	1,108	97	(6)	42	143	219	1,216

Underwriting income	$13,126	$25,174	$12,478	$6,934	$23,219	$9,622	$8,302	$10,813

Loss ratio	57.3%	44.6%	64.2%	74.5%	47.9%	65.8%	73.3%	72.7%
Acquisition cost ratio	2.8%	2.3%	1.4%	(0.6%)	0.1%	0.6%	(0.4%)	(2.6%)
General and administrative expense ratio	18.9%	12.9%	13.6%	13.0%	12.1%	15.5%	12.3%	11.6%

Combined ratio	79.0%	59.8%	79.2%	86.9%	60.1%	81.9%	85.2%	81.7%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT Results - as Reclassified (Unaudited)

(Expressed in thousands of United States Dollars)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross premiums written	$65,625	$64,198	$90,773	$73,902	$64,572	$60,123	$75,701	$65,509
Reinsurance premiums ceded	(15,956)	(18,713)	(5,672)	(48,152)	(31,471)	(24,755)	(52,938)	(39,382)

Net premiums written	$49,669	$45,485	$85,101	$25,750	$33,101	$35,368	$22,763	$26,127

Earned premiums	$74,683	$73,337	$71,065	$69,185	$66,287	$63,360	$59,053	$50,913
Earned premiums ceded	(26,140)	(26,071)	(27,053)	(38,393)	(40,260)	(35,551)	(41,271)	(31,926)

Net premiums earned	48,543	47,266	44,012	30,792	26,027	27,809	17,782	18,987

Net losses and loss expenses	(31,878)	(29,295)	(26,683)	(19,196)	(14,809)	(18,507)	(11,057)	(10,391)
Acquisition costs	(8,618)	(6,763)	(9,111)	(3,682)	(1,838)	(1,964)	(2,483)	(1,189)
General and administrative expenses	(7,552)	(8,693)	(6,355)	(7,522)	(9,786)	(6,971)	(4,357)	(6,811)
Other income	—	—	—	—	—	—	153	(221)

Underwriting income (loss)	$495	$2,515	$1,863	$392	$(406)	$367	$38	$375

Loss ratio	65.7%	62.0%	60.6%	62.3%	56.9%	66.6%	62.2%	54.7%
Acquisition cost ratio	17.8%	14.3%	20.7%	12.0%	7.1%	7.1%	14.0%	6.3%
General and administrative expense ratio	15.5%	18.4%	14.5%	24.4%	37.6%	25.0%	24.4%	35.9%

Combined ratio	99.0%	94.7%	95.8%	98.7%	101.6%	98.7%	100.6%	96.9%

ALTERRA CAPITAL HOLDINGS LIMITED

Pro Forma Combined - Alterra Capital Holdings Limited and Harbor Point Limited

Selected Financial Information

The following presentation is for informational purposes only

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA COMBINED STATEMENTS OF INCOME [a] (unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
REVENUES
Gross premiums written	$476,550	$676,905	$337,048	$382,650	$564,251	$662,432
Reinsurance premiums ceded	(81,333)	(159,515)	(81,627)	(73,703)	(126,503)	(168,155)

Net premiums written	$395,217	$517,390	$255,421	$308,947	$437,748	$494,277

Net premiums earned	$368,061	$338,332	$347,833	$351,245	$366,130	$317,598

Net investment income	61,562	64,583	60,668	60,068	59,636	58,943
Net realized and unrealized (losses) gains on investments	(13,734)	13,280	18,004	29,622	22,462	20,722
Net impairment losses recognized in earnings	(300)	(420)	(925)	(139)	(2,014)	—
Net realized gain on retirement of senior notes	—	—	111	—	—	—
Other income	339	480	189	964	1,193	1,799

Total revenues	415,928	416,255	425,880	441,760	447,407	399,062

LOSSES AND EXPENSES
Net losses and loss expenses	213,517	210,543	166,573	181,064	186,301	178,130
Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	14,332
Acquisition costs	64,315	53,998	54,042	59,613	53,317	47,611
Interest expense	8,061	5,226	6,978	6,292	5,146	4,351
Net foreign exchange (gains) losses	(1,622)	(869)	789	(116)	(5,571)	(1,911)
Merger and acquisition expenses	—	—	—	(41,350)	4,785	5,223
General and administrative expenses	60,137	51,611	66,157	57,048	53,979	57,508

Total losses and expenses	358,351	338,168	311,515	276,929	353,364	305,244

INCOME BEFORE TAXES	57,577	78,087	114,365	164,831	94,043	93,818

Income tax expense	4,294	1,311	5,686	2,910	3,206	1,990

NET INCOME	53,283	76,776	108,679	161,921	90,837	91,828

[a]	The information presented above is on a combined pro forma basis (after the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments). The pro forma financial information is provided for informational purposes only to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred at the beginning of each calendar year presented. The pro forma data does not necessarily represent results that would have occurred if the amalgamation had taken place at the beginning of each calendar year presented, nor is it necessarily indicative of the future results.